AMENDMENT NO.2
                               TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS


        AMENDMENT NO. 2 dated as of December 31, 1996 ("Amendment No. 2") to the CREDIT AGREEMENT dated as of December 31, 1994 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"), by and among (a) EASTERN ENTERPRISES, a Massachusetts voluntary association, BOSTON GAS COMPANY, a Massachusetts corporation, MIDLAND ENTERPRISES INC., a Delaware corporation (collectively the "Borrowers"), (b) FIFTH THIRD BANK, MELLON BANK, N.A., MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONAL WESTMINSTER BANK PLC ("NATWEST"), FLEET NATIONAL BANK, THE BANK OF NOVA SCOTIA, and THE FIRST NATIONAL BANK OF BOSTON (collectively, the "Banks"), and (c) THE FIRST NATIONAL BANK OF BOSTON, as agent (in such capacity, the "Agent") for the Banks, AND OTHER LOAN DOCUMENTS.

         WHEREAS, the Borrowers, the Agent and the Banks have agreed to modify certain terms and conditions of the Credit Agreement and the other Loan Documents, as more fully set forth herein; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Banks hereby agree as follows:

        ss.1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Credit Agreement, as amended hereby.

        ss.2. TERMINATION OF NATWEST AS PARTY TO CREDIT AGREEMENT. Upon the effectiveness hereof, NatWest shall cease to be a party to the Credit Agreement and the other Loan Documents.

        ss.3. SUBSTITUTION OF NEW EXHIBIT A TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting Exhibit A thereto in its entirety and substituting in place thereof the form of Exhibit A attached hereto.

        ss.4. REFERENCES TO SHAWMUT BANK, N.A. OR FLEET NATIONAL BANK OF MASSACHUSETTS. Each reference in the Credit


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Agreement and the other Loan Documents to Shawmut Bank, N.A. or Fleet National
Bank of Massachusetts shall be deemed to be a reference to Fleet National Bank.

        ss.5. EXTENSION OF TERMINATION DATE. Each of the Banks (other than NatWest) hereby consents to the extension of its Commitment for an additional one-year period expiring on December 31, 2001.

        ss.6. CONDITIONS TO EFFECTIVENESS. This Amendment No. 2 shall be effective as of the date hereof upon the satisfaction of each of the following conditions:

         (a) The Amendment. This Amendment No. 2 shall have been duly and properly authorized, executed and delivered to the Agent by the Borrowers, the Agent and the Banks, and shall be in full force and effect.

         (b) Representations and Warranties; Absence of Default. Each of the representations and warranties made by or on behalf of the Borrowers to the Banks or the Agent in the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects when made, shall be repeated on and as of the date hereof, and shall be true and correct in all material respects on and as of such date except, in each case, as affected by the consummation of the transactions contemplated hereby or by the Loan Documents and to the extent that such representation or warranty may relate by its terms solely to a prior date, and no Default or Event of Default shall have occurred and be continuing on the date hereof.

         ss.7. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Without limiting the generality of the foregoing, each of the Borrowers expressly affirms all of its obligations under each of the Loan Documents to which it is a party, including, without limitation, the Credit Agreement, as amended hereby. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Credit Agreement or of any of the other Loan Documents except as expressly set forth herein.

        ss.8. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts, which together shall constitute one instrument.

        ss.9. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE A CONTRACT UNDER THE LAWS OF THE COMMONWEATLH OF MASSACHUSETTS, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF


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SAID COMMONWEALTH, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO
TAKE EFFECT AS A SEALED INSTRUMENT.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 2 as an instrument under seal to be effective as of the date first above written.


                                         EASTERN ENTERPRISES


                                         By: /s/Jean A. Scholtens
                                             ------------------------------
                                         Title: V.P. and Treasurer


                                         BOSTON GAS COMPANY


                                         By: /s/Jean A. Scholtens
                                             ------------------------------
                                         Title: Assistant Treasurer


                                         MIDLAND ENTERPRISES INC.


                                         By: /s/Robert L. Doettling
                                             ------------------------------
                                         Title: Senior Vice President Finance


                                         THE FIRST NATIONAL BANK
                                          OF BOSTON, Individually and as Agent


                                         By: /s/George W. Passella
                                             ------------------------------
                                         Title: Managing Director


                                         THE BANK OF NOVA SCOTIA


                                         By: /s/Michael R. Bradley
                                             ------------------------------
                                         Title: Senior Relationship Manager



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                                        FIFTH THIRD BANK


                                        By: /s/Kevin C.M. Jones
                                            ------------------------------
                                        Title: National Accounts Officer


                                        MELLON BANK, N.A.


                                        By: /s/Mary Ellen Usher
                                            ------------------------------
                                        Title: Vice President


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                        By: /s/Robert Bottamedi
                                            ------------------------------
                                        Title: Vice President


                                        NATIONAL WESTMINSTER BANK PLC


                                        By: /s/Stephan L. Cowan
                                             ------------------------------
                                        Title: Vice President


                                        NATIONAL WESTMINSTER BANK PLC,
                                         NASSAU BRANCH


                                        By: /s/Stephan L. Cowan
                                             ------------------------------
                                        Title: Vice President


                                        FLEET NATIONAL BANK


                                        By: /s/Robert D. Lanigan
                                             ------------------------------
                                        Title: Director